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                                                                      Exhibit 21

                   SUBSIDIARIES OF REGENT COMMUNICATIONS, INC.

                Name of Subsidiary                       State of Incorporation
                ------------------                       ----------------------


            Regent Broadcasting Midwest, Inc.                    Delaware
            Regent Broadcasting West Coast, Inc.                 California
            Regent Broadcasting of Chico, Inc.                   Delaware
            Regent Broadcasting of Flagstaff, Inc.               Delaware
            Regent Broadcasting of Flint, Inc.                   Delaware
            Regent Broadcasting of Kingman, Inc.                 Delaware
            Regent Broadcasting of Lake Tahoe, Inc.              Delaware
            Regent Broadcasting of Lexington, Inc.               Delaware
            Regent Broadcasting of Mansfield, Inc.               Delaware
            Regent Broadcasting of Palmdale, Inc.                Delaware
            Regent Broadcasting of Redding, Inc.                 Delaware
            Regent Broadcasting of San Diego, Inc.               Delaware
            Regent Broadcasting of South Carolina, Inc.          Delaware
            Regent Broadcasting of St. Cloud, Inc.               Delaware
            Regent Broadcasting of Victorville, Inc.             Delaware
            Regent Licensee of Chico, Inc.                       Delaware
            Regent Licensee of Flagstaff, Inc.                   Delaware
            Regent Licensee of Flint, Inc.                       Delaware
            Regent Licensee of Kingman, Inc.                     Delaware
            Regent Licensee of Lake Tahoe, Inc.                  Delaware
            Regent Licensee of Lexington, Inc.                   Delaware
            Regent Licensee of Mansfield, Inc.                   Delaware
            Regent Licensee of Palmdale, Inc.                    Delaware
            Regent Licensee of Redding, Inc.                     Delaware
            Regent Licensee of San Diego, Inc.                   Delaware
            Regent Licensee of South Carolina, Inc               Delaware
            Regent Licensee of St. Cloud, Inc.                   Delaware
            Regent Licensee of Victorville, Inc.                 Delaware